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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 25, 2001

                           BENTON OIL AND GAS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          1-10762                77-0196707
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)



                       6267 Carpinteria Avenue, Suite 200
                          Carpinteria, California 93013
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             (Address of principal executive offices, with zip code)

       Registrant's telephone number, including area code: (805) 566-5600


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ITEM 5.        OTHER EVENTS.

        On May 25, 2001, Benton Oil and Gas Company issued a press release announcing an exchange offer and certain related transactions. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

        (c)    Exhibits

               The following exhibits are filed with this report:

               Exhibit Number      Description
               --------------      -----------
               99.1                Press Release of Benton Oil and Gas Company,
                                   dated May 25, 2001.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BENTON OIL AND GAS COMPANY

Date:  May 25, 2001                        By:  /s/ Steven W. Tholen
                                                --------------------------------
                                                Steven W. Tholen
                                                Senior Vice President and Chief
                                                Financial Officer

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                              EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

99.1           Press Release of Benton Oil and Gas Company, dated May 25, 2001.